SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                  Commission File No. 811-2886

                            Form N-2

                   1940 Act File No. 811-2886

Registration Statement Under the Investment Company Act of 1940

                     Annual Amendment # 18

                       DK INVESTORS, INC.
       (Exact Name of Registrant as Specified in Charter)

                      205 LEXINGTON AVENUE
                           16TH FLOOR
                       NEW YORK, NY 10016
      (Address of Principal Executive Offices) (Zip Code)

                         (212)779-4233
       (Registrant's Telephone Number, include Area Code)

                          A Bond Fund

DK Investors, Inc.
205 Lexington Avenue
16th Floor
New York, NY 10016
Attn: Gene Nadler, President
(212) 779-4233
(Name and address of Agent for Service)

Items 1 - 7. Not Applicable

Item 8.  General Information and History

1. a) DK Investors, Inc. ("Registrant"), was formerly named Donnkenny, Inc., and was incorporated under the laws of the State of New York in the year 1934.

    b) The Registrant has engaged solely in the business of a closed end diversified Investment Company since December 1, 1978.

    c)   Not applicable.

    d) The following table sets forth the per share net asset value and the per share market value of the Registrant's Common Stock on a quarterly basis for the past 3 years. Registrant's securities are publicly held, there being 197 shareholders at the time of this filing. Trading in Registrant's stock, however, is very sporadic and sales take place only a few times each year. There is no record of the volume of trading in Registrant's stock. Shares of closed-end investment companies frequently trade for amounts less than net asset value. The Company's shares are listed on the Pink Sheets of the Over the Counter Market.

Table 1

                                Net Asset Value      Price
                                 High     Low     High    Low

Year ended December 31, 1997
Quarter Ended March 31, 1997     13.24    13.04   9.0     8.5
Quarter Ended June 30, 1997      13.16    13.09   9.0     8.5
Quarter Ended September 30, 1997 13.20    13.11   9.125   9.5
Quarter Ended December 31, 1997  13.19    13.07   9.375   8.625

Year Ended December 31, 1996
Quarter Ended March 31, 1996     13.45    13.21   8.25    9.125
Quarter Ended June 30, 1996      13.27    13.13   8.625   9.375
Quarter Ended September 30, 1996 13.25    13.13   8.625   9.375
Quarter Ended December 31, 1996  13.31    13.17   8.625   9.375

Year Ended December 31, 1995
Quarter Ended March 31, 1995     13.34    13.16   8.25    8.0
Quarter Ended June 30, 1995      13.42    13.30   8.5     8.0
Quarter Ended September 30, 1995 13.42    13.39   8.5     8.0
Quarter Ended December 31, 1995  13.45    13.35   8.5     8.25

2. Investment Objectives and Policies

   a) and b) Registrant's investment objectives and policies were set forth on pages 22 through 25 of the Proxy Statement dated November 9, 1978, under the caption "INVESTMENT POLICIES." These are incorporated herein by reference. Said investment objectives may not be changed without the vote of stockholders. The Registrant intends to achieve its objectives by investing in Tax Exempt Securities rated A or better. Registrant does not intend to concentrate its investments in any one state, municipality or agency.

   c) For the fiscal year ended December 31, 1997, the portfolio turnover rate was 29.9%; for the fiscal year ended December 31, 1995, the portfolio turnover rate was 16.1%. The instability during the year as a result of the substantial fluctuations in the stock and bond markets and the fear of the Federal Reserve's raising of interest rates as well as the maturity of some of our investments led our investment advisors to recommend some repositioning of the company's holdings in an effort to maintain the highest rate of income to be received by the Company from its investments while being true to our investment policies. As with any investment, a certain amount of risk must be assumed by shareholders. However, Registrant, by investing in government bonds (state, municipal and government agencies) with a rating of A or better hopes to minimize the risks to shareholders. Registrant does not leverage any of its investments.

3. Tax Status
   a) The Registrant qualifies as a regulated investment company under the Internal Revenue Code and, accordingly, it is free of Federal income taxation. The Registrant anticipates no change in its tax-free status.

   b) Interest income is tax-free to the Registrant. Dividends paid to Shareholders are exempt interest dividends and, accordingly, are also tax-free for Federal income tax purposes.

   c) The Registrant does, and intends to continue to, distribute at lease ninety (90%) percent of the income from its investments to its shareholders on a quarterly dividend basis. The Registrant has no dividend reinvestment plan. The Registrant has not made, and does not intend to make, distributions of any realized capital gains.

   4. Brokerage Allocation
      a) Registrant paid aggregate brokerage commissions during the last three fiscal years as follows:

      1997 - None
      1996 - None
      1995 - None

      1997 - None
      1996 - None
      1995 - None

      1997 - None
      1996 - None
      1995 - None

   b) All transactions were effected through Registrant's investment advisor, Chase Asset Management (CAM), subsidiary of Chase Manhattan Bank which was merged with Chemical Banks. Chase Asset Management, Inc., may have used other brokers to consummate such transactions for them, however, the selection of such brokers was solely up to Chase Asset Management, Inc., Since Chase Asset Management, Inc., was paid a yearly fee for acting as investment advisor to Registrant, no "extra" or "additional" services were considered when brokerage commission was paid. Chase Asset Management, Inc., did not charge commissions to Registrant for purchases of securities. Chase Asset Management, Inc., may pay a commission to brokers through whom they effect transactions on behalf of Registrant. Such commissions however, may not be in excess of those charged by other brokers who deal in such securities. Registrant "spot checks" such commissions, if and when charged, by calling other brokers to verify same.

No commissions were paid in 1997.

   c) Not applicable.

   d) Not applicable.

   e) Not applicable.

Item 9. Management

   a) Control Persons and Principal Holders of Securities

      As of December 31, 1997, the following tables set forth the persons known to the management of the Registrant to be the beneficial owners of more than 25% of the voting securities of the Registrant and the equity holdings of all officers and directors of the Registrant as a group. Registrant has no advisory board.

Table 2

                          Shares held both
                              of record                % of
Name and Address           of Beneficially             Class

Murray Nadler            354,532                       30.16
100 Sunrise Avenue       (100 owned of record;
Palm Beach, Florida      354,432 owned by trust in
                         which Elizabeth Nadler
                         Gene Nadler and Harry
                         Nadler are trustees)

Ann Nadler died 1/11/96--shares owned by her were distributed to her children and grandchildren and to a testamentary trust, no one of which owns 25%.

   b) The following Table sets forth the name and address of each person, in addition to those named in Table 2 herein, owning either beneficially or of record 5 percent or more of the stock of DK Investors, Inc.

Table 3

                          Shares held both
                              of record                % of
Name and Address           of Beneficially             Class

* Estate of              156,076
Glenn O. Thornhill       (all owned of record)         13.27
Stonewall Forest

Officers and             596,553                       50.74
Directors of a Group

* Glenn O. Thornhill died during 1997. His shares are owned by his estate.

   In addition to those named in Table 2 and Table 3 herein:

   20,226 shares are owned by Mr. Murray Nadler's son, Gene, as his separate property. Gene Nadler is the President of DK Investors, Inc., and a director.

   19,401 shares are owned by Mr. Murray Nadler's son, Harry, as his separate property. Harry Nadler is a director of DK Investors, Inc.

   55,973 shares are owned by Ms. Sheila Nadler, Ann Nadler's daughter as her separate property.

   55,973 shares are owned by Mrs. Ann Nadler's daughter, Francine Yellon, who is the wife of Leslie Yellon, as her separate property.

   10,638 shares are owned by Mrs. Ann Nadler's son-in-law, Leslie Yellon, as his separate property.

   14,923 shares are owned by Ms. Debra David, granddaughter of Mrs. Ann Nadler, as her separate property.

   14,923 shares are owned by Irene Lipson, granddaughter of Mrs. Ann Nadler, as her separate property.

   A testamentary trust created under the Will of Ann Nadler for the benefit of her children and grandchildren owns 153,000 shares. Gene Nadler, Harry Nadler and H. B. Carroll are the Trustees. Ann Nadler's Estate continues to own 100,000 shares. H. B. Carroll and Joseph Pomeranz are the Executors.

   Mona T. Armistead, daughter of Glenn O. Thornhill, as custodian under the Uniform Gifts to Minors Act for her Son, Clay Armistead owns 42 shares as the separate property of said child.

   Wade O. Armistead, a grandson of Glenn O. Thornhill, Sr., owns 603 shares as his separate property.

   Mona T. Armistead, a daughter of Glenn O. Thornhill, as custodian under the Virginia Uniform Gifts to Minors Act, owns 1,100 shares on on behalf of Robert Ashley Armistead and 1,100 shares on behalf of Wade Owen Armistead.

   Robert A. Armistead, husband, of Mona T. Armistead, owns 572 shares as his separate property.

   Mary Alice Bodenhorst, daughter of Glenn O. Thornhill, owns 11 shares as custodian for the benefit of each of her children, Jeoffrey B.
Bodenhorst, Jr.,  Lisa M. Bodenhorst, and Mona B. Bodenhorst.

   Mona T. Armistead and Robert A. Armistead, Trustees of a family trust trust dated January 24, 1985, own 10,606 shares.

   Mary Alice T. Bodenhorst, Glen O. Thornhill's daughter, as her separate property, owns 10,780 shares.

   Mary Alice T. Bodenhorst and Talfourd H. Kemper are co-trustees of a trust owning 466 shares, of which Glenn O. Thornhill is the beneficiary.

   Jonathan Clay Bruns, grandson of Glenn O. Thornhill, as his separate property, owns 1,608 shares.

   Wyatt Nelson Thornhill, a grandson of Glenn O. Thornhill, owns 1,616 shares as his separate property.

   Christine H. Thornhill, a granddaughter of Glenn O. Thornhill, owns 1,100 shares as her separate property.

   Glenn O. Thornhill, III, a grandson of Glenn O. Thornhill, Sr., owns 1,616 shares as his separate property.

   Glenn O. Thornhill, Jr., and Talfourd Kemper, as trustees of various trusts for the benefit of Glenn O. Thornhill, Sr., own 4,562 shares.

   Joanne B. Thornhill, a granddaughter of Glenn O. Thornhill, Sr., owns 600 shares for the benefit of David T. Thornhill under the Uniform Gift to Minors Act, 599 shares for the benefit of Kelly L. Thornhill.

   Joanne B. Thornhill, Lorraine W. Thornhill and Suzanne P. Thornhill, granddaughters of Glenn O. Thornhill, Sr., each own 5 shares as her separate property.

   Suzanne P. Thornhill, a granddaughter of Glenn O. Thornhill, Sr., owns 18 shares as custodian under the Uniform Gift to Minors Act for the benefit of Laura G. Thornhill.

Directors, Officers and Advisory Board Members

   Registrant does not have an Advisory Board. The following Table sets forth the name and address, the position held with Registrant and the principal occupation during the last five years of the officers and directors of Registrant.

Table 4

                      Position Held       Principal Occupation
Name and Address      With Registrant     During Past Five Years

Gene Nadler*          President and       Account Executive at
505 East 79th Street  Director            Smith Barney Shearson
New York, New York

Harry Nadler*         Director and        Involved in Real
388 Clayton Road      Vice-President      Estate and Real Estate
Scarsdale, New York                       Investments

Thomas B. Schulhof    Director            President & Director
Quadriga Art, Inc.                        of Quadriga Art, Inc.
11 East 26th Street                       Became a Director
New York, New York                        November, 1986.

Angelo Balafas        Director            Formerly Sr. Vice
355 North Avenue                          President--The
Fort Lee, New Jersey                      Portfolio Group and
                                          Equity Investment
                                          Manager

Joseph Kell           Director            International Freight
220 Madison Avenue
New York, New York

Andrew Brucker        Director and        An attorney (Partner
350 Fifth Avenue      Secretary           in the firm of
New York, New York                        Schechter, Brucker) and
                                          a Director since 1993.

Francine Yellon       Director            Housewife and daughter
525 West 235th Street                     of Leon and Ann Nadler.
Bronx, New York                           Leon Nadler was a
                                          founder of the Company.
                                          He died January, 1984
                                          Ann Nadler died January
                                          11, 1996.

* Indicates interested persons as defined by Sec. 2(a) (19) of the 1940
Act.

   b. No person listed in Table 4 holds any position with affiliated persons or principal underwriters of Registrant, except that Angelo Balafas owns shares of the stock of Chemical Bank (now Chase Manhattan
Bank).

   c. Remuneration of Directors and Others
   No director or officer received remuneration in excess of $40,000.00 from Registrant during the last fiscal year. Registrant has no advisory Board.

   No affiliated person received remuneration in excess of $40,000 from Registrant during the last fiscal year.

   d.   Custodian, Transfer Agent and Dividend Paying Agent
   Chase Manhattan Bank, 55 Water Street, New York, New York, holds all portfolio securities of Registrant, as custodian.

   On February 1, 1988, American Stock Transfer and Trust Company was appointed as Transfer Agent and dividend paying agent.

   e. Investment Advisory and other Services
   As a result of the merger of Chemical Bank and Chase Manhattan Bank, Chase Asset Management, Inc. (CAM) has replaced the Portfolio Group as Investment Advisor. Chase Manhattan Bank ("Chase") is one of America's leading banking institutions. Chase has been in existence, although under varying names throughout the period, for more than a century and a half. CAM has been registered as an investment adviser with the SEC since 1983. CAM is a wholly-owned subsidiary of Chase Manhattan Bank and has affiliations with Chase Manhattan Bank, Texas Commerce Bank, and Brown & Company Securities Corporation.

   CAM has approximately 8.46 billion dollars under management for 121 clients, which represents a wide range of clientele from registered mutual funds and pension accounts to wealthy individuals. CAM has been a nondiscretionary investment adviser to DK Investors, and DK Investors closely follows their investment policy.

Chase Asset Management, Inc., Board of Directors

James W. Zeigon, Chairman of the Board
     Executive Vice President of The Chase Manhattan Corporation and the sector executive for Global Asset Management and The Chase Manhattan Private Bank.

Senior Management of Chase Asset Management, Inc. (CAM)

Mark Richardson, Chief Investment Officer and Chief Executive Officer of Global Asset Management. Mr. Richardson joined The Chase Manhattan Bank in 1992 as Chief Investment Officer of the Private Bank. He assumed additional responsibilities as Chief Investment Officer and co-head of Chase Asset Management in 1994 and now fulfills the same role in Global Asset Management following the merger with Chemical. He is responsible for coordinating global investment strategy for the whole organization and, through Chase Asset Management for the management of institutional client portfolios and the Vista family of mutual funds and unit trusts. Mr. Richardson was formerly Senior Investment Officer at the Olayan Group in London. Prior to that, he spend 21 years with Lazard Brothers & Co. Ltd.; London, where he served most recently as Director and Head of the Institutional Funds Department. Mr. Richardson has a M.A. (Hons.) in Philosophy, Politics and Economics from Oxford University.

Stephen E. Prostano, Chief Operating Officer of Global Asset Management, is responsible for overall business management including the Institutional, Funds, Private Banking and Advisory business, as well as all operating issues with Global Asset Management. Mr. Prostano joined the Chase Manhattan Private Bank in 1993 as the Chief Financial and Administrative Officer for the U.S. Area. In 1994, Mr. Prostano responsibilities expanded and he became Chief Operating Officer and co-head of Chase Asset Management. Prior to joining Chase, he held similar positions with the Boston Company and Mellon Bank. Additionally, Mr. Prostano was a Senior Tax Manager with KPMG and a Professor at the Boston College Carroll Graduate School of Management. Mr. Prostano graduated Magna Cum Laude from Boston College wit a B.A. in Economics and Philosophy. He completed his J.D. Cum Laude at the University of Miami School of Law and received an LL.M. degree in Taxation from Boston University Law School. In addition, Mr. Prostano is a Certified Public Accountant.

Susan S. Huang, Director of U.S. Fixed Income, is in charge of developing the investment strategy and overseeing the management of the firm's U.S. fixed income portfolios. She has spend over 19 years in the investment industry and has held senior investment positions at Equitable Capital Management, CS First Boston Investment Management, and most recently, Hyperion Capital Management. In addition to her investment expertise, Ms. Huang has also spent much of her career developing the institutional asset management business in these firms both in the U.S. and in the Asia. She holds a degree in music from the Juilliard School of Music, B.A. Cum Laude in Economics from Princeton University, and an M.B.A. in Finance from Columbia University.

Michael H. Fara, Head of Insurance Investment Group, is responsible for asset/liability management and analytics for the firm's insurance portfolios. He is also involved in the evaluation and development of analytic systems which support portfolio management and relative value assessment. Mr. Fara has spent 13 years developing fixed income and mortgage security modeling at Morgan Stanley and Smith Barney. Prior to CAM, he was at Hyperion Capital Management where he was responsible for portfolio analytics and management of the firm's insurance assets. He holds a B.A. Cum Laude in History from Yale University and an M.B.A. in Finance from New York University.

John G. Schmucker, III, Senior Taxable Trainer, supports both mutual fund, institutional and Private Bank portfolio managers in trade executions, manages fixed income portfolios for international clients, including government and supranational agencies. Most recently, he was a fixed income manager for international clients at The Portfolio Group, Inc. Prior to TPG, he was Chief Investment Officer of Chemical Bank's Official Institutions Group. Mr. Schmucker joined Chemical from Henry Kaufman & Company, Inc. He received a B.A. in Mathematics from Pennsylvania State University and completed post graduate work at the University of Pennsylvania, Wharton Graduate Division.

Timothy N. Neumann, CFA, Head of Mortgage Strategies Group, is responsible for the management of short-term and LIBOR-based investment portfolios.
He also directs the firm's futures and options strategies and is a co-head of core taxable accounts. Mr. Neumann has spent his twelve-year career as a manager of fixed income portfolios. He joined Chase Asset Management from Lehman Brothers Global Asset Management, where he was the portfolio manager for the firm's mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. He received a B.S. in Business Administration with a major in Accounting from the University of Nebraska.

John Hallinan, Senior Portfolio Manager, manages the short/intermediate core fixed income portfolios. He joined CAM from The Portfolio Group, Inc., where he managed short/intermediate duration accounts for both individuals and institutions. He began his career in 1977 at the Chase Manhattan Institution Investment Advisory, and his investments expertise has since included fixed income positions at Wertheim Asset Management; Donaldson, Lufkin, and Jenrette; and Irving Trust. Mr. Hallinan received an B.A. in Economic from Georgetown University and a M.B.A. in Finance from American University.

Donald Quigley, Portfolio Manager, manages the insurance assets under management. He also performs the risk analysis and attributions for all the accounts managed in the Insurance Investment Group. Prior to joining Chase in 1993, Mr. Quigley was a corporate and asset-backed bond trader at Metropolitan Life Insurance Co. He has a B.A. from Boston University and an M.B.A. from Fordham University.

Andrew Russell, Portfolio Manager, manages short and intermediate institutional portfolios. He is also responsible for the trading and market analysis of asset-backed securities. Mr. Russell joined Chase in 1990 and has held several positions within the organization. He received a B.A. in Political Science and History from the University of Vermont. He is also a candidate for the Chartered Financial Analyst designation.

Michael R. Bennis, Head of U.S. Taxable Fixed Income Trading, is also responsible for the development of the firm's mortgage-backed investment strategies. Prior to Chase Asset Management, Mr. Bennis was a senior mortgage specialist at UBS Asset Management, where he actively participated in the management of over $2 billion in fixed income assets. He was also a fixed income analyst at Donaldson, Lufkin and Jenrette during the prior three years. Mr. Bennis began his career as a trade analyst in the partnership finance division at Merrill Lynch & Co., Inc. He received a B.A. in Economics from New York University.

R. Russell Hurst, Head of Short-Term Credit Research, joined the bank in 1995 with 17 years of credit experience. Prior to Chase, he was Head of Research for Financial Security Assurance (FSA). His prior experience also includes positions as a senior analyst at Moody's Investment Service and as a lending officer at the Irving Trust Company. In addition, Mr. Hurst is a Series 7 and 63 Registered Representative of the National Association of Securities Dealers/NYSE, and a member of the Fixed Income Analyst's Society of New York. He holds a B.A. in Political Theory from Tulane University and an M.B.A. in Finance from the Tulane Graduate School of Business.

Dominick J. DeAlto, Senior Credit Analyst, is responsible for taxable fixed income credit research. He also manages intermediate separate accounts for institutional clients. He joined Chemical Bank from Continental Asset Management where he was the corporate bond sector specialist. Prior to that, Dominick was a senior high yield analyst with the asset management subsidiary of the Long Term Credit Bank of Japan. He began his career in 1987 with The Chase Manhattan Bank in their formal Credit Training Program. Mr. DeAlto graduated with honors from the State University of New York at Oneonta with a B.S. in both Economics and Accounting, and did his graduate work at NYU's Stern School of Business.

Donald Fine, Chief Market Analyst, directs the firm's economic research. He has 28 years' experience in the fields of economics, interest rate analysis, and asset-liability planning at Chase. Mr. Fine is often quoted in the media as an informational source, and specializes in client presentations on the economic and Federal Research policy outlook. He received his undergraduate degree in Economics from the University of Michigan in 1964, and two graduate degrees in Economics from Columbia University in 1966 and 1969, respectively.

Lynn J. Chen, CFA, Portfolio Manager, manages short-term and LIBOR-based investment portfolios focusing primarily on the management of international institutional accounts. She is also responsible for evaluating the overall investment strategy and the relative value analysis for the firm's mortgage-backed securities holdings. Prior to CAM, she spent seven years as both a portfolio manager and an analyst at Nippon Life Insurance Company, where she managed money market funds and provided analysis of mortgage-backed and corporate securities. She received a B.A. in History from Beijing University and an M.P.A. in Public and International Affairs from Princeton University.

Patrick J. Quilty, Jr., Head of Corporate Strategies Group, manages the Vista taxable fixed income funds and is a co-head of all core taxable accounts. He joined CAM from ARM Capital Advisors where he managed investment grade corporate bonds for both total return and insurance assets. Prior to that, he was a portfolio strategist at Lehman Brothers, responsible for indexed strategies and development of portfolio systems analytics. He also spent two years with J. P. Morgan involved with corporate tender offers and acquisitions. Mr. Quilty holds a B.S. in Economics from Florida State University and is a member of the New York Society of Security Analysts. He is a candidate for the Chartered Financial Analyst designation.

Thomas Nelson, Head of Short Term Fixed Income, is responsible for overseeing the management of money market funds, short term commingled bank funds, and separately managed institutional cash and liquidity accounts. Prior to this position, he was responsible for the cash reinvestment of the Securities Lending Division, a position he held since 1995, while concurrently managing many of the bank's money market funds. Mr. Nelson joined the bank in 1987 as a portfolio manager and trader for individual fixed income accounts. He received his B.A. from Duke University.

Richard G. Moschel, Portfolio Manager, manages short term fixed income portfolios. He also works closely with portfolio managers to execute trades and to monitor ongoing investment strategies. He joined CAM from The Portfolio Group, Inc., and was at Manufacturers Hanover prior to that. Previously, Mr. Moschel had been a fixed income trader at First Fidelity Bank in the asset management department, and had begun his career with The Reserve Group, Inc., where he managed both taxable and tax-exempt money market funds. Mr. Moschel has a B.A. in Finance from St. John's University.

Jonas Kolk, Senior Portfolio Manager, oversees the investment strategy of all Vista money market funds and is directly responsible for the management of the Vista taxable money market funds. Mr. Kolk joined Chase in 1993 as a money market trader. Prior to Chase, Mr. Kolk worked at The Metropolitan Life Insurance Company in trade support, cash forecasting, and cash management. Mr. Kolk received his B.A. Cum Laude from the State University of New York at Albany, and his M.B.A. in Finance from Fordham University.

Nicholas Rabiecki, III, Senior Portfolio Manager, manages institutional cash and liquidity portfolios and is co-head of institutional cash accounts. Prior to rejoining Chase in 1996, he held senior portfolio manager positions both at Lehman Brothers Global Asset Management, where he also co-directed short and intermediate fixed income strategies, and at Chase. Mr. Rabieck's institutional mutual fund portfolios achieved consistent top rankings at both Chase and Lehman Brothers. He holds a B.A. from Boston College and an M.B.A. from Fordham University.

Peter J. Moffat, Portfolio Manager, manages the Vista Treasury and Treasury Plus Money Market Funds. Previously, he held a similar position at the Portfolio Group, Inc., where he had managed several of the Hanover money market funds. Prior to TPG, Mr. Moffat had been with Manufacturers Hanover since the beginning of his career in 1983. He received a B.A. in Psychology from St. Francis College in 1981.

Patricia Tracy, Portfolio Manager, manages the Vista New York and California Tax-Free Mutual Funds. Most recently, she held a similar position with The Portfolio Group, Inc., where she managed the Hanover New York Tax Free Fund. Prior to TPG, Ms. Tracy was a taxable money market manager in the Official Institutions Group at Chemical Bank. Ms. Tracy has over 15 years of investment experience and has worked for Chemical Bank since 1968.

Annalise M. Tapia, Taxable Fixed Income Trader, is responsible for short term fixed income and money market trading. Prior to joining CAM, she was an Associate at Goldman Sachs where she traded government repos. Ms. Tapia holds a B.S. from St. Lawrence University.

Ellen M. Bermel, Senior Portfolio Manager, is responsible for short term institutional portfolios and a co-head of institutional cash accounts. Prior to CAM, she spent three and a half years at Lehman Brothers Global Asset Management as a senior portfolio manager of both institutional money market funds and separate managed accounts. Previously, Ms. Bermel spent ten years at Smith Barney in the management of money market and longer fixed income mutual funds. Ms. Bermel began her career at the Reserve Fund, Inc., moving from customer service to portfolio management. She holds a B.A. from Boston College and an M.B.A. from Adelphi University.

Thimothy R. Wilson, Senior Industrial Analyst, is responsible for analyzing and reviewing all domestic and foreign short-term industrial issues. Previously, Mr. Wilson was counterparty risk manager for Global Asset Management and, before that, a client and credit manager with the corporate finance group of Chase Canada. Mr. Wilson joined the bank in 1981 and currently has over ten years' investment research experience.
He holds a B.A. in Economics and Math and an M.B.A. from the University of Toronto. Mr. Wilson has been designated a Chartered Financial Analyst.

Armand Ursino, Senior Financial Institutions Analyst, is responsible for analyzing and reviewing all domestic and foreign short-term financial institutions. Mr. Ursino joined CAM in 1995 with over 25 years of investing research experience. His prior experience includes senior analyst positions at the financial guaranty firms of AMBAC and FGIC, and at Fitch and Moody's rating agencies. In addition, Mr. Ursino was a National Bank Examiner with the U.S. Treasury and managed his own consulting business. He holds a B.S. and an M.B.A. from Seton Hall University.

May Lee, Senior Financial Institutions Analyst, is responsible for analyzing and reviewing all domestic and foreign short-term financial institutions. Ms. Lee joined CAM in 1997 with 8 years of credit experience. Previously, she held analyst positions at Moody's Investors Service and at Philip Morris in Asia. Ms. Lee is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. She holds a B.S. in Accounting and an M.B.A. in Finance and International Business from New York University. Ms. Lee has been designated a Chartered Financial Analyst.

Ruth Georgeson, Senior Credit Generalist, is responsible for managing the group's research efforts in Texas, with an emphasis on the utility sector. Ms. Georgeson joined Texas Commerce Bank in 1990 from Bankers Trust, where she was a credit analyst. She is a member of the Houston Society of Financial Analysts, the Association for Investment Management and Research, and the scholastic honorary society Beta Gamma Sigma. Ms. Georgeson holds a B.A. in Finance from Schiller International University and an M.B.A. in Finance from the University of Calgary. She has been designated a Chartered Financial Analyst.

Deborah Elwood, Research Associate, is responsible for the daily analysis and research for credit approvals across all sectors. Ms. Elwood joined Texas Commerce Bank (TCB) in 1996 and has significant accounting experience. Prior to joining TCB, she performed labor cost analysis for PanEnergy and payroll tax analysis for Young & Young, a CPA firm. Ms. Elwood is a member of Beta Gamma Sigma. She holds a B.B.A. in Finance from the University of Houston. Ms. Elwood is a Level One candidate for Chartered Financial Analyst designation.

Joe Stassi, Research Associate, is responsible for the daily analysis and research for credit approvals across many sectors. Mr. Stassi joined Texas Commerce Bank (TCB) in 1996. Prior to joining TCB, he was a Retirement Plans Representative at AIM Management Group since 1993. Mr. Stassi holds a B.S. from the University of Texas, Austin, and an M.B.A. in Finance from the University of Houston. He is a Level One candidate for Chartered Financial Analyst designation.

Pamela Hunter, Head of Municipal Investments, is responsible for overseeing the management of all taxable and tax-exempt municipal portfolios. She joined Chase Investors Management Corporation in 1980, providing tax exempt strategy and credit research. In 1984, she moved to the Private Bank's newly-formed fixed income group as a senior fixed income group as a senior fixed income portfolio manager. She has managed individual and corporate accounts as well as mutual funds, and has helped attract over $5 billion in client assets. Ms. Hunter holds a degree from Edison State College.

William J. Morgan, Senior Municipal Bond Trader, is responsible for the execution of tax-exempt bond trades for all mutual fund and institutional portfolio managers, and for Private Bank trust officers throughout New York, California, Connecticut, and Florida. Prior to Chase, his positions included trader at E. F. Hutton & Co., Inc., municipal sales manager at
F. I. duPont and Co., and Underwriter for Pain Webber & Co. Mr. Morgan received a joint B.S. degree Cum Laude in Economics and Finance from Georgetown University.

Carolyn J. Gill, Senior Portfolio Manager, is responsible for tax-exempt separately managed accounts and mutual funds, similar to the position she has held with The Portfolio Group, Inc., since 1986. She began her career in municipal finance in 1968 as a budget analyst for the State of Ohio, where her duties involved bond issuance for the financing of various state projects. In 1975, Ms. Gill joined National City Bank in Cleveland, where she managed the bank's $500 million bond portfolio. Ms. Gill received a B.A. Cum Laude from Ohio State University, and was named the outstanding M.B.A. student in Finance.

John Kowalski, Municipal Fixed Income Analyst, joined CAM from Chemical Bank's investment advisory subsidiary, The Portfolio Group, in February 1984. He spent most of his career at TPG on the trading desk with experience in both the tax-exempt and taxable markets until he transferred to the credit research area in 1993. Prior to joining TPG, John was a Financial Analyst with Chemical Bank's World Banking Group. Mr. Kowalski received a B.S. in Marketing in 1976 and an M.B.A. in Finance in 1983, respectively, from St. John's University.

John Updegraff, Head of Municipal Credit Analysis, is responsible for taxable and tax-exempt credit research for all municipal bond funds and separately managed Private Bank and institutional portfolios. He also performs tax-exempt bond market analysis. Prior to joining Chase in 1991, Mr. Updegraff was employed by Strategic Research International. His municipal research experience includes six years at the First Boston Corporation in its municipal bond department and six years at Moody's Investors Service as a research analyst. Mr. Updegraff has a B.S. in Biology from Washington and Jefferson College.

   No officers or directors of CAM or directors of Chase Manhattan Bank own stock in DK Investors, Inc. Additionally none of the officers or directors of DK Investors, Inc., own stock in Chase Manhattan Bank, except Angelo Balafas, who owns a very small interest in Chase Manhattan Bank stock.

   The advisory fee is equal to four tenths (.4) of one percent of the average daily net asset value of the registrant's assets payable quarter annually. During the last three years, registrant paid investment advisory fees to The Portfolio Group of Chemical Bank as follows:

   1997     $ 60,696
   1996     $ 61,464
   1995     $ 61,534

   The investment advisor recommends purchases and sales of securities to the registrant and executes all purchases and sales on behalf of registrant.


Item 10.  Capital Stock, Long Term Debt and Other Securities

   a. Registrant has only one class of stock, namely common stock. All shareholders have one vote for each share of stock owned. There are no pre-emptive rights, conversion rights or redemptive provisions attaching to the shares nor are any shares subject to further calls or assessments by Registrant. Registrant pays quarterly dividends to its shareholders. The April dividend may include a supplemental dividend with respect to income earned by Registrant during the prior calendar year. Registrant does not have a dividend re-investment plan. All stock will share equally in the event of liquidation.

   b. Registrant has no long term debt.

   c. Registrant invests solely in Federally Tax Exempt Securities and distributes at least 90% of its income. All income to Registrant is Federally Tax exempt (I.R.C. sub-chapter M) and dividends paid to shareholders retains their tax exempt status.

   Registrant is authorized to issue 3,500,000 shares. 1,175,667 of such shares are presently issued and outstanding. All shares are fully paid and non-assessable. Registrant has no subsidiaries.

Item 11.  Defaults and Arrears
          Registrant has not defaulted on any payments nor is it in arrears with regard to any indebtedness.

Item 12.  Legal Proceedings
          None

Item 24.  Financial Statements and Exhibits Annexed
          b)   EXHIBIT NUMBER      DESCRIPTION

                         *A.       Certificate of Incorporation
                                   and Amendments
                         *B.       By-Laws of Registrant
                          C.       Inapplicable
                         *D.       See Certificate of
                                   Incorporation and Amendments
                          E.       Inapplicable
                          F.       Inapplicable
                         *G.       Copy of Investment Advisory
                                   Agreement
                          H.       Inapplicable
                          I.       Inapplicable
                         *J.       Copy of Custodian Agreement
                          K.       None
                          L.       None
                          M.       None
                          N.       None
                          O.       None
                          P.       None
                          Q.       None

* Incorporated by reference from prior filings by DK Investors, Inc.

Item 27.  Persons controlled by or under Common Control of Registrant
          None

Item 28.  Number of Holders of Securities
          (1)                           (2)
          Title of Class                Number of Record Holders
          Common                        211

Item 29.  Indemnification
          Article 7 of the Business Corporation Law of the State of New York grants each corporation organized thereunder the power to indemnify its directors and officers against liability for certain of their acts. A Restated Certificate of Incorporation was filed with the Secretary of State, New York State on September 30, 1987. The Certificate provides:

          The corporation shall, to the fullest extent permitted by Article 7 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-law, resolution of shareholders, resolution of directors, agreement, or otherwise, as permitted by said Article as to action in any capacity in which he served at the request of the corporation.

Item 31.  Location of Accounts and Records
     All books of account and corporate records are maintained at the office of the corporation, 205 Lexington Avenue, New York, NY 10016.

Item 30.  Business and Other Connections of Investment Advisor
          See Item 9 (e)

Item 32.  Management Services
          None except as set forth in Part I of this form.

Item 33.  Undertakings
          Not applicable

SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York,
on the                 day of                       , 1998.

Registrant

By
(Signature and Title)